UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

Baker Hughes Company

(Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

575 N. Dairy Ashford Rd., Suite 100
Houston, Texas	77079-1121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	The Nasdaq Stock Market LLC
3.226% Senior Notes due 2030 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR30	The Nasdaq Stock Market LLC
3.812% Senior Notes due 2034 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR34	The Nasdaq Stock Market LLC
4.193% Senior Notes due 2038 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR38	The Nasdaq Stock Market LLC
5.125% Senior Notes due 2040 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR40	The Nasdaq Stock Market LLC
4.737% Senior Notes due 2046 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR46	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of July 28, 2025 (as it may be amended from time to time, the “Merger Agreement”), by and among Baker Hughes Company, a Delaware corporation (“Baker Hughes”), Tango Merger Sub, Inc., a Delaware corporation and an indirect subsidiary of Baker Hughes (“Merger Sub”), and Chart Industries, Inc., a Delaware corporation (“Chart”).

On July 16, 2026, Baker Hughes completed its acquisition of Chart in accordance with the Merger Agreement (the “Merger”), pursuant to which Merger Sub was merged with and into Chart, with Chart surviving the Merger as an indirect subsidiary of Baker Hughes. Capitalized terms used herein without definition have the meanings specified in the Merger Agreement.

Item 1.01. Entry into a Material Definitive Agreement.

On July 15, 2026, Baker Hughes Holdings LLC (“BHH”), as borrower, and Baker Hughes, as parent guarantor, entered into (i) a term loan credit agreement (the “Bank of America Term Loan Credit Agreement”) with the lenders party thereto (the “Bank of America Lenders”) and Bank of America, N.A., as administrative agent, with aggregate lending commitments of $1.0 billion for a senior, unsecured term loan facility and (ii) a term loan credit agreement (the “UniCredit Term Loan Credit Agreement,” and, together with the Bank of America Term Loan Credit Agreement, the “Term Loan Credit Agreements”) with the lenders party thereto (the “UniCredit Lenders,” and, together with the Bank of America Lenders, the “Lenders”) and UniCredit Bank GmbH, New York Branch, as administrative agent, with aggregate lending commitments of $1.0 billion for a senior, unsecured term loan facility, each in connection with the Merger. Baker Hughes fully guaranteed the obligations under each Term Loan Credit Agreement.

The term loans were funded by the respective Lenders at closing of the Term Loan Credit Agreements, and the proceeds of the term loans shall be used by Baker Hughes to finance, together with other sources of funds, the Merger and to pay related fees and expenses.

Loans under the Bank of America Term Loan Credit Agreement bear interest at a rate per annum equal to (i) the Alternate Base Rate (as defined in the Bank of America Term Loan Credit Agreement), plus an applicable margin ranging from 0 bps to 25.0 bps based on the ratings of BHH’s senior unsecured non-credit enhanced long-term debt, as determined by Standard & Poor’s or Moody’s (the “Bank of America Ratings”), or (ii) the Term SOFR Rate (as defined in the Bank of America Term Loan Credit Agreement), plus an applicable margin of 100.0 bps to 125.0 bps based on BHH’s Bank of America Ratings.

Loans under the UniCredit Term Loan Credit Agreement bear interest at a rate per annum equal to (i) the Alternate Base Rate (as defined in the UniCredit Term Loan Credit Agreement), plus an applicable margin ranging from 0 bps to 12.5 bps based on the ratings of BHH’s senior unsecured non-credit enhanced long-term debt, as determined by Standard & Poor’s or Moody’s (the “UniCredit Ratings”), or (ii) the Term SOFR Rate (as defined in the UniCredit Term Loan Credit Agreement), plus an applicable margin of 62.5 bps to 112.5 bps based on BHH’s UniCredit Ratings.

Borrowings under each Term Loan Credit Agreement will mature 2 years from the date of funding. Each Term Loan Credit Agreement also contains (i) certain representations and warranties, (ii) certain affirmative covenants, (iii) certain negative covenants and (iv) certain events of default, including among other things, cross-acceleration to certain indebtedness, and certain events of bankruptcy in each case, that BHH and Baker Hughes consider customary. If such an event of default occurs, the applicable Lenders would be entitled to accelerate amounts due under the applicable Term Loan Credit Agreement.

The above summary of the terms of each Term Loan Credit Agreement is not a complete description thereof and is qualified in its entirety by the full text of such agreements which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the acquisition of Chart described in Item 2.01 below, on July 16, 2026, BHH’s existing term loan credit agreement (the “Previous Term Loan Credit Agreement”), dated August 15, 2025, among BHH, as borrower, and Baker Hughes, as parent guarantor, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent, previously filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.1 to Baker Hughes’s Current Report on Form 8-K filed on August 18, 2025, automatically terminated. There were no termination penalties associated with the termination of the Previous Term Loan Credit Agreement.

The Previous Term Loan Credit Agreement was a senior, unsecured delayed draw term loan facility. The maximum availability under the Previous Term Loan Credit Agreement was $2.6 billion. The Previous Term Loan Credit Agreement provided for interest at a rate per annum equal to (i) the Alternate Base Rate (as defined in the Previous Term Loan Credit Agreement), plus an applicable margin of 0 bps or 12.5 bps based on the ratings of BHH’s senior unsecured non-credit enhanced long-term debt, as determined by Standard & Poor’s or Moody’s (the “Goldman Sachs Ratings”), or (ii) Adjusted Term SOFR (being Term SOFR plus a credit spread adjustment of 10 bps), plus an applicable margin ranging from 62.5 bps to 112.5 bps based on BHH’s Goldman Sachs Ratings. The loans under the Previous Term Loan Credit Agreement would have matured 2 years from the date of funding.

The above summary of the terms of the Previous Term Loan Credit Agreement is not a complete description thereof and is qualified in its entirety by the full text of such agreement which was filed as Exhibit 10.1 to Baker Hughes’s Current Report on Form 8-K filed on August 18, 2025 and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), each share of common stock of Chart, par value $0.01 per share (the “Chart Common Stock”), issued and outstanding immediately prior to the Effective Time (other than (x) shares of Chart Common Stock owned by Baker Hughes or any of its wholly owned subsidiaries or by Chart or any of its wholly owned subsidiaries or (y) shares of Chart Common Stock owned by stockholders who have properly exercised and perfected appraisal rights under Delaware law, in each case immediately prior to the Effective Time), were canceled and extinguished and automatically converted into the right to receive $210.00 in cash (the “Merger Consideration”), without interest and subject to any applicable withholding tax.

Pursuant to the Merger Agreement, at the Effective Time, (i) each option to purchase shares of Chart Common Stock with an exercise price per share less than the Merger Consideration was canceled and converted into the right to receive the excess of the Merger Consideration over the per-share exercise price of such option, and each option with an exercise price per share equal to or greater than the Merger Consideration was canceled for no consideration; (ii) each restricted stock unit with respect to shares of Chart Common Stock granted prior to the date of the Merger Agreement was canceled and converted into the right to receive the Merger Consideration; (iii) each restricted stock unit with respect to shares of Chart Common Stock granted on or after the date of the Merger Agreement was converted into a Baker Hughes restricted stock unit based on a conversion ratio determined using the average of the high and low selling prices of Baker Hughes Class A common stock on the trading day immediately preceding the closing, with such award remaining subject to the same terms and conditions as were applicable to such award immediately prior to the Effective Time; (iv) a pro rata portion of each performance stock unit (“Chart PSU”) with respect to shares of Chart Common Stock (based on the portion of the applicable performance period elapsed prior to the closing and the greater of (x) the target level of performance applicable to such Chart PSU and (y) the actual level of performance achieved as of immediately prior to the Effective Time) was canceled and converted into the right to receive the Merger Consideration; and (v) the remaining portion of each

Chart PSU that was not canceled and converted into the right to receive the Merger Consideration was canceled and converted into the right to receive a cash-based award based on the number of shares of Chart Common Stock subject to such remaining portion and the deemed level of performance as set forth in the immediately preceding clause (iv), with such award remaining subject to time-based vesting until the last day of the original performance period applicable to the related Chart PSU.

Baker Hughes funded the Merger Consideration through a combination of cash on hand, proceeds from the issuance of $6.5 billion and €3.0 billion senior notes on March 11, 2026 and borrowings under the Term Loan Credit Agreements referred to in Item 1.01 above.

The description of the effects of the Merger Agreement and of the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Baker Hughes’s Current Report on Form 8-K filed on July 29, 2025, and which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in Item 1.01 above, BHH entered into the Term Loan Credit Agreements on July 15, 2026 and borrowed $2.0 billion collectively under the Term Loan Credit Agreements to fund a portion of the Merger Consideration, to pay transaction fees and expenses related to the Merger, including in connection with the incurrence of indebtedness by Baker Hughes or one of its subsidiaries, the use of proceeds as described in the Term Loan Credit Agreements and the payment of related fees, premiums and expenses, and to repay Chart’s outstanding indebtedness.

The description of the Term Loan Credit Agreements is set forth under Item 1.01, which description is incorporated herein by reference.

As described in Item 1.02 above, BHH terminated approximately $2.6 billion in remaining commitments under the Previous Term Loan Credit Agreement, reducing total commitments for the Previous Term Loan Credit Agreement to $0.

Item 7.01. Regulation FD Disclosure.

On July 16, 2026, Baker Hughes issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this report, including the information in Exhibit 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in Exhibit 99.1 attached to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended (the “Securities Act”).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Financial statements, to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date that this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

Financial statements, to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date that this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of July 28, 2025, by and among Baker Hughes, Merger Sub and Chart (incorporated by reference to Exhibit 2.1 to Baker Hughes’s Current Report on Form 8-K filed on July 29, 2025).

10.1	Term Loan Facility Credit Agreement, dated as of July 15, 2026, by and among BHH, as borrower, Baker Hughes, as parent guarantor, the lenders party thereto, and Bank of America, N.A., as administrative agent for the lenders.

10.2	Term Loan Facility Credit Agreement, dated as of July 15, 2026, by and among BHH, as borrower, Baker Hughes, as parent guarantor, the lenders party thereto, and UniCredit Bank GmbH – New York Branch, as administrative agent for the lenders.

99.1	Press Release issued by Baker Hughes, dated as of July 16, 2026.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES COMPANY

Dated: July 16, 2026	By:	/s/ Fernando Contreras
Fernando Contreras Vice President, Chief Compliance Officer and Corporate Secretary